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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
DAKOTA GROWERS PASTA COMPANY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dakota Growers Pasta Company, Inc.
One Pasta Avenue
Carrington, North Dakota 58421

DAKOTA GROWERS PASTA COMPANY, INC.

December 13, 2002

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Dakota Growers Pasta Company, Inc., which will be held at the University of North Dakota—Lake Region Auditorium, 1801 College Drive North, Devils Lake, North Dakota on January 11, 2003, at 1:00 p.m. A pasta lunch will be served beginning at 12:00 p.m.

        Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

        Your vote is important. Even if you do not plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, if you do not plan to attend the meeting, I encourage you to sign, date, and promptly return the enclosed proxy card in the enclosed postage-paid envelope or vote by telephone by dialing 1-800-240-6326. Instructions for voting by the proxy card or by telephone are included in the enclosed proxy statement and on the proxy card itself. If you intend to vote by mail with the enclosed proxy card, the proxy card must be received by the Company before the Annual Meeting to be included in the voting. If you intend to vote by telephone, your vote must be cast before 11:00 am on January 9, 2003. If you plan to attend the annual meeting, you may vote in person.

        On behalf of the Board of Directors, I would like to express our appreciation for you continued support of the Company.

Sincerely,
/s/ Timothy J. Dodd
Timothy J. Dodd President and Chief Executive Officer

DAKOTA GROWERS PASTA COMPANY, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
January 11, 2003

Date: Saturday, January 11, 2003

Time: 1:00 p.m. (registration will begin at 11:00 a.m. and lunch will be served beginning at noon)

Place:	Auditorium University of North Dakota—Lake Region 1801 College Drive North Devils Lake, North Dakota

        The purpose of the meeting is to:

  •
  Elect three (3) directors to serve as "Class I" directors on the Board of Directors.

  •
  Approve the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan.

  •
  Approve the appointment of Eide Bailly LLP as the Company's independent auditors for fiscal year 2003.

  •
  Act upon such other matters that may properly be brought before the meeting.

        Only Dakota Growers Pasta Company, Inc. stockholders of record at the close of business on November 22, 2002 will be entitled to notice of and to vote at the meeting. Please vote by one of these methods:

  •
  If you reside in the United States or Canada, by dialing 1-800-240-6326 and following the instructions for telephone voting on the proxy card. Telephone voting must be completed before 11:00 a.m. (Central Standard Time) on January 9, 2003; or

  •
  Complete, sign, date and return the enclosed proxy card in the postage-paid envelope in time to be received by the Company prior to the Annual Meeting; or

  •
  Cast your vote in person at the meeting.

By Order of the Board of Directors,
/s/ Thomas P. Friezen
Thomas P. Friezen Secretary

Carrington, North Dakota
December 13, 2002

This proxy is solicited on behalf of the Board of Directors of Dakota Growers Pasta Company, Inc.

DAKOTA GROWERS PASTA COMPANY, INC.
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 11, 2003

        Your vote is very important. The Board of Directors of Dakota Growers Pasta Company, Inc. (the "Company") is soliciting proxies to be used at the January 11, 2003 Annual Meeting. The Company is a North Dakota corporation that was organized on January 30, 2002 for the specific purpose of consummating the conversion of Dakota Growers Pasta Company, a North Dakota cooperative (the "Cooperative"), into a corporation. The conversion of the Cooperative from a cooperative to a corporation was completed effective July 1, 2002, with the Company being the ultimate surviving entity in the conversion. The Company operates as the Cooperative's successor and its operations are a continuance of the operations of the Cooperative. The principal executive offices of the Company are located at One Pasta Avenue, Carrington, North Dakota 58421.

        This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. This proxy statement, proxy card, and the Annual Report to Shareholders for fiscal year 2002 were mailed to stockholders beginning on December 13, 2002. The Company is responsible for the costs associated with the proxy solicitation.

Who May Vote

        Only stockholders of record at the close of business on November 22, 2002 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. On November 22, 2002, there were 12,554,747 shares of the Company's Common Stock issued and outstanding.

How You Can Vote

        You may vote by one of the following three methods:

  •
  If you reside in the United States or Canada, by dialing 1-800-240-6326 and following the instructions for telephone voting on the proxy card. Telephone voting must be completed prior to 11:00 am Central Standard Time on January 9, 2003; or

  •
  Complete, sign and date your proxy card and return it in the postage-paid envelope provided in time to be received by the Company prior to the Annual Meeting; or

  •
  Cast your vote in person at the meeting.

How You Can Revoke or Change Your Vote

        You may revoke your proxy and change your vote before the final vote at the Annual Meeting by:

  •
  Sending written notice of revocation to the Company Secretary; or

  •
  Submitting a properly signed proxy card with a later date; or

  •
  Voting by telephone at a time following the Company's receipt of your prior vote (but please note that all telephone votes must be cast prior to 11:00 am Central Standard Time on January 9, 2003); or

  •
  Voting in person at the meeting. (If you vote in person at the meeting, any previous vote cast by proxy or telephone will not be counted.)

Matters to be Voted on at the Meeting

        The following will be presented for stockholder consideration at the meeting:

  •
  Proposal 1. Election of three (3) directors to serve as "Class I" directors. The Directors nominated to serve until 2006 are incumbent directors John S. Dalrymple, III, James F. Link, and John D. Rice, Jr. Cumulative voting may be utilized in voting for the directors. For more information on the Board of Directors, the Board Committees and the individual directors see "Proposal 1. Election of Directors" in this document.

  •
  Proposal 2. Approval of the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan. The Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan (the "2003 Option Plan") was adopted by the Board of Directors on November 21, 2002. The plan's purpose is to provide a long-term incentive to officers, directors, employees, and consultants of the Company through the grant of stock options to purchase Common Stock of the Company. For more information see "Proposal 2. Approval of the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan" in this document or the 2003 Stock Option Plan document which is attached as Appendix E to this proxy statement.

  •
  Proposal 3. Approval of the appointment of Eide Bailly LLP as the Company's independent auditors for fiscal year 2003. Eide Bailly LLP was the Company's independent auditor for fiscal year 2002 (and previous years) and discussed matters relating to the audit of the financial statements for the year ended July 31, 2002, with the Audit Committee. (Those financial statements are included in the Company's Annual Report to shareholders, which is provided with this proxy statement.) For more information on approval of the independent auditors and the report of the Audit Committee see "Proposal 3. Approval of the Appointment of Independent Auditors."

  •
  Any other matters that may properly be brought before the meeting.

Recommendations of the Board of Directors

        The Company's Board of Directors recommends that you vote:

  •
  "FOR" each nominee to the Board of Directors.

  •
  "FOR" the approval of the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan.

  •
  "FOR" the appointment of Eide Bailly LLP as independent auditors for fiscal year 2003.

        More detailed information about the foregoing is included elsewhere in this proxy statement.

General Information on Voting

        You are entitled to cast one vote for each share of the Company's Common Stock you own on the Record Date. Cumulative voting is allowed in electing directors and is described below in Proposal 1.

        In order for business to be conducted, a quorum must be represented at the meeting. A quorum is 50% of the shares entitled to vote. The election of each director nominee, and each of the other items submitted for a vote of the stockholders, must be approved by a majority of shares represented at the Annual Meeting in person or by proxy and entitled to vote. A stockholder who abstains from voting on any or all matters will be included in the number of stockholders present at the meeting for the purpose of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies in their own discretion.

        All shares that have been properly voted, whether by mail or in person, and not revoked will be voted at the Annual Meeting in accordance with your instructions. If you sign your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. In order to be considered properly voted, proxy cards voted by mail must be received by the Company prior to the Annual Meeting and telephone voting must be completed by 11:00 a.m. on January 9, 2003.

Voting Results

        The final voting results will be tabulated by our Transfer Agent and Inspectors of Election and published in our quarterly report on Form 10-Q for the second quarter of fiscal 2003.

PROPOSAL 1. ELECTION OF DIRECTORS

        The Board of Directors currently consists of nine members. The Board may consist of a minimum of seven members and a maximum of fifteen members. The Articles of Incorporation and Bylaws of the Company require that at least five members of the Board of Directors be residents of the State of North Dakota and that at least three members be agricultural producers. Each of the current directors was previously a director of the Cooperative. The Board of Directors is divided into three classes: Class I, Class II and Class III. There is an equal number of directors in each of Class I, Class II and Class III, except that, if the Board of Directors consists of a number of directors such that mathematically there cannot be a equal number of directors in each of Class I, Class II and Class III, then the one remaining director shall be made a member of Class I and, if there is more than one remaining director, the first remaining director shall be made a member of Class I and the second remaining director shall be made a member of Class II. Each director in each of Class I, Class II and Class III will hold office until the third regular meeting of shareholders following the regular meeting of the shareholders at which such director or such director's predecessor was elected, until his successor shall have been elected and shall qualify, or until he resigns or is removed. Each initial director who is a member of Class I shall hold office until the Company's regular meeting of shareholders in 2003, each initial director who is a member of Class II shall hold office until the Company's regular meeting of shareholders in 2004 and each initial director who is a member of Class III shall hold office until the Company's regular meeting in 2005.

        As required by North Dakota law, there is cumulative voting in the election of directors. Because there will be cumulative voting in the election of directors of the Company, each holder of Common Stock will have a number of votes equal to the number of such holder's shares of Common Stock multiplied by the number of seats on the Board of Directors to be filled. A holder of Common Stock can concentrate such holder's votes upon one nominee or distribute them among the nominees as such holder sees fit. Additional instructions regarding the exercise of your right to cumulate your votes can be found on the enclosed proxy card.

        The table below sets forth certain information concerning the current directors of the Company. The directors were elected by the Cooperative's members to serve three-year terms expiring at the annual meeting in the calendar years indicated in the table below. Such terms carried forward upon conversion to a corporation.

Name	Age	Term Expires	Class
John S. Dalrymple, III	54	2003	I
James F. Link	75	2003	I
John D. Rice, Jr.	48	2003	I
Roger A. Kenner	53	2004	II
Eugene J. Nicholas	57	2004	II
Jeffrey O. Topp	43	2004	II
Allyn K. Hart	63	2005	III
Curtis R. Trulson	50	2005	III
Michael E. Warner	52	2005	III

        Three Class I directors are to be elected at the Annual Meeting for a three year term ending in 2006, to hold office until their successors are elected and qualified, or until they resign or are removed. We expect that each of the nominees listed below will be available for election, but if any nominee is not available to serve as a director at the time the election occurs, the proxies will vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors.

        Nominees for Director to Serve as Class I Directors Until the Annual Meeting of Stockholders in 2006:

        John S. Dalrymple, III.    Mr. Dalrymple has been Chairman of the Board of Directors of the Company and its predecessor, Dakota Growers Pasta Company, the North Dakota cooperative, since 1991. He became Lieutenant Governor of North Dakota in 2000. Mr. Dalrymple had been a state representative since 1984 and served as Chairman of the House Appropriations Committee and of the Budget Section of the North Dakota House of Representatives. He previously served on the board of directors of the U.S. Durum Growers Association. He has been a farmer in the Casselton area since 1971. He serves on the board of directors of the U.S. Chamber of Commerce.

        James F. Link.    Mr. Link has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. Mr. Link has served on the boards of directors of Farm Credit and Minn-Dak Farmers cooperative, including 15 years as its chairman. Mr. Link served on the Pro-Gold high-fructose corn plant development committee. He has been a farmer in the Wahpeton area since 1947.

        John D. Rice, Jr.    Mr. Rice is the vice-chairman of the Board of Directors and has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. He also served on the boards of directors of the National Pasta Association and U.S. Durum Growers Association. He has been a farmer in the Maddock, North Dakota area since 1968.

Board Recommendation

        THE BOARD RECOMMENDS YOU VOTE "FOR" THE RE-ELECTION OF JOHN S. DALRYMPLE, III, JAMES F. LINK AND JOHN D. RICE, JR. TO THE BOARD OF DIRECTORS.

Directors Serving Until the Annual Meeting of Stockholders in 2004:

        Roger A. Kenner.    Mr. Kenner has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. Mr. Kenner is chairman of Golden Plains Frozen Foods LLC and is a director of Blue Cross Blue Shield of North Dakota. He has been a farmer and certified seed producer in the Leeds area since 1964.

        Eugene J. Nicholas.    Mr. Nicholas has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. Mr. Nicholas has been a state representative since 1974, and serves as chairman of the North Dakota House of Representatives Agriculture Committee. Mr. Nicholas also serves on the board of directors of Country Bank USA, Cando, North Dakota, and the board of governors of Golden Plains Frozen Foods LLC. Mr. Nicholas previously served on the board of directors of the U.S. Durum Growers Association.

        Jeffrey O. Topp.    Mr. Topp has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. He serves on the board of directors of Farmers Elevator, Inc. in Grace City, North Dakota. He is a partner in T-T Ranch and has been a farmer in the Grace City area since 1978.

Directors Serving Until the Annual Meeting of Stockholders in 2005:

        Allyn K. Hart.    Mr. Hart has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. He has been a farmer in the Cavalier County area since 1961.

        Curtis R. Trulson.    Mr. Trulson has been a director of the Company and the Company's predecessor, the Cooperative, since 1991. He previously served on the boards of directors of the National Association of Wheat Growers and the North Dakota Grain Growers Association, including service as its President. He has been a farmer in Mountrail County, North Dakota, since 1975.

        Michael E. Warner.    Mr. Warner has been a director of the Company and the Company's predecessor, the Cooperative, since 1992. Mr. Warner has been a farmer in the Hillsboro, North Dakota area since 1967. Mr. Warner is chairman of the board of directors of Spring Wheat Bakers. He serves on the board of directors of Warner Equipment Co., and as a trustee of Meritcare Health Systems of Fargo, North Dakota. Mr. Warner served on the board of directors of American Crystal Sugar Company from 1989 through 1996.

Meetings and Committees of the Board of Directors

        The Board of Directors held twelve regular, monthly meetings and three special meetings during the Company's last fiscal year. Each of the current nine directors is a "Non-Employee Director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and attended at least 75% of the meetings of the Board of Directors.

        The Board of Directors currently has an Audit Committee, a Compensation Committee, a Nomination Committee and a Policy Committee.

        The Audit Committee is composed of directors Curtis R. Trulson, Michael E. Warner and John S. Dalrymple, III, each of whom is independent, as they are not employees of the Company and have no other relationships which would prevent them from being considered independent pursuant to the Company's policies. Mr. Trulson, who is Chairman of the Audit Committee, was formerly a Licensed Public Accountant in private practice. The Audit Committee did not meet formally during fiscal year 2002. A formal meeting with the entire Board of Directors and the Company's independent auditors to discuss the results of the annual audit, accounting policy and internal controls related to fiscal year 2001 was held. Subsequent to the end of fiscal year 2002, the Audit Committee has held two formal meetings, which were attended by the Company's independent auditors, to discuss the scope of the annual audit, results of the annual audit, and questions of accounting policy and internal controls. The Company's Board of Directors has adopted a written Audit Committee Charter, which is included as Appendix A of this document. See "Report of the Audit Committee."

        During the Company's last fiscal year, the Compensation Committee, which administers the Dakota Growers Incentive Stock Option Plan (adopted in 1997, the "1997 Option Plan"), the Dakota

Growers Pasta Company, Inc. 2002 Stock Option Plan (the "2002 Option Plan"), and the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan (the "2003 Option Plan"), as well as oversight of executive compensation and succession planning for the President and Chief Executive Officer, all Company officers; and managerial personnel who report to the President and Chief Executive Officer, held three formal meetings during fiscal year 2002. The Compensation Committee is composed of John S. Dalrymple, III, Curtis R. Trulson and Michael E. Warner, each of whom is an "outside director" as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended. The Company's Board of Directors has adopted a written Compensation Committee Charter which is included as Appendix B of this document. See "Report of the Compensation Committee on Executive Compensation."

        The Nomination Committee did not meet during fiscal year 2002. Prior to the conversion of Dakota Growers Pasta Company from a cooperative to a corporation, directors were nominated and elected by the members of each of nine districts, defined geographically. Subsequent to the conversion and the end of fiscal year 2002, the Nomination Committee met once formally to nominate three directors to stand for election at the January 11, 2003 annual meeting. The members of the Nomination Committee are John S. Dalrymple, III and John D. Rice, Jr., each of whom is independent pursuant to the Company's policies, and Timothy J. Dodd, a non-director who holds the positions of President and Chief Executive Officer of the Company. The make-up of the Nomination Committee is defined in the Company's By-laws. The Nomination Committee operates pursuant to a written Nomination Committee Charter adopted by the Company's Board of Directors that is included as Appendix C to this document. The Nomination Committee will give due consideration to nominations of directors made by shareholders. If a shareholder wishes to make a nomination, he or she should send a letter to the Nomination Committee at the Company's executive office.

        The Policy Committee provides oversight of the Company's governance obligations to assure compliance with all applicable laws, regulations, Articles of Incorporation and By-laws, operating pursuant to a written Policy Committee Charter adopted by the Company's Board of Directors. The Policy Committee Charter is included as Appendix D to this document The Policy Committee did not meet formally during fiscal year 2002, but has met formally twice subsequent to the conversion and the end of fiscal year 2002 to establish committee charters, a Governance Policy, an Insider Trading Policy and a Code of Conduct Policy which covers employee conduct. The members of the Policy Committee are Allyn K. Hart, Curtis R. Trulson and James F. Link. Each member of the committee is independent, as they are not employees of the Company and have no other relationships that would prevent them from being considered independent pursuant to the Company's policies.

Compensation of Directors

        The Company provides its directors with minimal compensation, consisting of (i) a per diem payment of $200 (except for the Chairman who will receive $250 per day) for any day on which a director undertakes activities on the Company's behalf, including board meetings and other functions of the Company, (ii) a monthly fee of $450, and (iii) reimbursement for out-of-pocket expenses incurred on behalf of the Company.

Compensation Committee Interlocks and Insider Participation

        None of the directors serving on the Compensation Committee are or have been an officer or employee of the Company. During fiscal year 2002, no executive officer of the Company served as a director or member of the Compensation Committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table furnishes information as to the beneficial ownership of the Company's Common Stock, Series C Preferred Stock and Series D Delivery Preferred Stock by (a) each person known by us to beneficially own more than 5% of the issued and outstanding shares of the Company's voting securities, (b) each of the Company's executive officers, (c) each of the Company's directors and (d) all of the Company's directors and executive officers as a group.

        The address of each person listed below is c/o Dakota Growers Pasta Company, Inc., One Pasta Avenue, Carrington, North Dakota 58421. Each person listed below has sole investment discretion and voting power. In accordance with the Securities and Exchange Commission's rules, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, securities subject to options held by that person that are currently exercisable or exercisable within 60 days of December 6, 2002 are treated as outstanding. These shares, however, are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

	Beneficially Owned Securities
Name of Beneficial Owner	Number of Shares of Common Stock	Percent of Total Common Stock	Number of Shares of Series C Preferred	Percent of Total Series C Preferred	Number of Shares of Series D Preferred	Percent of Total Series D Preferred
John S. Dalrymple, III(1)(10)	370,368	3.0%	—	—	333,000	3.0%
Allyn K. Hart	16,723	0.1	—	—	15,000	0.1
Roger A. Kenner(2)	155,596	1.3	—	—	140,000	1.2
James F. Link(3)	59,656	0.5	—	—	54,550	0.5
Eugene J. Nicholas(4)(10)	65,525	0.5	—	—	58,951	0.5
John D. Rice(5)	22,583	0.2	—	—	20,200	0.2
Jeffrey O. Topp(6)(10)	218,056	1.8	—	—	196,420	1.7
Curtis R. Trulson(7)	68,624	0.6	—	—	61,750	0.5
Michael E. Warner(10)	63,441	0.5	—	—	57,038	0.5
Timothy J. Dodd(8)(10)	236,470	1.9	1,291	63.1%	221,784	2.0
Thomas P. Friezen(8)(10)	126,959	1.0	754	36.9	121,752	1.1
All directors and officers as a Group (11 persons)(9)(10)	1,404,001	11.1	2,045	100.0	1,280,445	11.3

(1)
Includes shares held in the names of Mr. Dalrymple's spouse, daughter and the John S. Dalrymple, III Trust.

(2)
Includes shares held in the name of Mr. Kenner's spouse.

(3)
Includes shares held in the names of Link Farms LLP LSB Pasta and Link Farms LLP.

(4)
Includes shares held in the name of Mr. Nicholas' spouse.

(5)
Includes shares held in the name of John Rice Farm.

(6)
Includes shares held in the names of T-T Ranch and Mr. Topp's spouse and children.

(7)
Includes shares held in the name of Trulson Brothers.

(8)
Messrs. Dodd and Friezen have been granted options to purchase 1,291 and 754 shares, respectively, of Series C Preferred Stock and 190,800 and 103,656 shares, respectively, of Common Stock in the Company. Each share of Series C Preferred Stock is convertible into 24 shares of Common Stock and 24 shares of Series D Delivery Preferred Stock of the Company. The number of shares of Common Stock presented for Messrs. Dodd and Friezen include 30,984 and 18,096 shares, respectively, of Common Stock issuable upon exercise of the options to purchase Series C Preferred Stock of the Company and conversion of each such share of Series C Preferred Stock into 24 shares of Common Stock in the Company. The number of shares of Series D Delivery Preferred Stock presented for Messrs. Dodd and Friezen includes 30,984 and 18,096 shares, respectively, of Series D Delivery Preferred Stock issuable upon exercise of the options to purchase Series C Preferred Stock of the Company and conversion of each such share of Series C Preferred Stock into 24 shares of Common Stock in the Company, with one share of Series D Delivery Preferred Stock issuable for each share of Common Stock so issued upon conversion. In addition, the number of shares of Common Stock presented for Messrs. Dodd and Friezen include 190,800 and 103,656 shares, respectively, of Common Stock issuable upon exercise of the options to purchase Common Stock of the Company.

(9)
The number of shares of Common Stock and Series D Delivery Preferred Stock and the percentage of the total number of shares of Common Stock and Series D Delivery Preferred Stock beneficially owned by all directors and executive officers as a group are shown on a fully-diluted basis, based upon 12,603,826 shares of Common Stock and 11,324,377 shares of Series D Delivery Preferred Stock outstanding on a fully-diluted basis.

(10)
The information regarding security ownership by beneficial owners and management is subject to modification arising from a tender offer for up to 3,000,000 shares of the Company's Series D Delivery Preferred Stock which was received by the Company's shareholders on or about November 6, 2002. The deadline for shareholder responses to that tender offer was November 25, 2002. (The tender offer is described in a Form 8-K filed by the Company on November 15, 2002.) As of the date of this Proxy Statement, the Company does not yet have information regarding i) the number of shares of Series D Delivery Preferred Stock that may have been tendered by individuals identified on the table or ii) whether any such tenders have been or will be accepted in whole or in part by the offeror in the tender offer. In addition, completion of the sale of any shares of Series D Delivery Preferred Stock which may have been tendered is subject to a variety of contingencies regarding the actual completion of the purchase of shares by the offeror. As a result, recent transactions involving the Series D Delivery Preferred Stock may have occurred subsequent to preparation of the information provided in the table.

PROPOSAL 2. APPROVAL OF THE DAKOTA GROWERS PASTA COMPANY, INC. 2003 STOCK OPTION PLAN

        On November 21, 2002 the Board of Directors adopted the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan which is to be submitted for approval by the shareholders under this proposal. The Plan covers 500,000 shares of the Company's Common Stock. The purpose of the 2003 Stock Option Plan is to provide a continuing, long-term incentive to selected eligible officers, directors and key employees, vendors or consultants of the Company and of any subsidiary company of the Company; to provide a means of rewarding outstanding performance; and to enable the Company to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability. This will be done by granting options for the purchase of Common Stock of the Company. Options granted under the 2003 Stock Option Plan may be incentive stock options (as defined under Section 422 of the Code) or non-qualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. The grant of options will be by a committee (the "Committee") subject to the provisions of the plan. The Committee will report its actions to the Board of Directors of the Company. A copy of the 2003 Stock Option Plan is included as Appendix E of this document.

Board Recommendation

        THE BOARD RECOMMENDS YOU VOTE "FOR" THE APPROVAL OF THE DAKOTA GROWERS PASTA COMPANY, INC. 2003 STOCK OPTION PLAN.

EXECUTIVE OFFICERS

        The table below lists the executive officers of the Company. Officers are elected annually by the Board of Directors.

Name	Age	Position
Timothy J. Dodd	47	President and Chief Executive Officer
Thomas P. Friezen	43	Chief Financial Officer
Eldon Buschbom	54	Vice President, Operations (Minnesota)
Susan M. Clemens	41	Vice President, Human Resources and Administration
James D. Cochran	34	Vice President, Supply Chain
Jack B. Hasper	61	Vice President, Sales and Marketing
Radwan Ibrahim	58	Vice President, Quality Assurance
Edward O. Irion	31	Vice President, Finance and Chief Accounting Officer
David E. Tressler	48	Vice President, Operations (North Dakota)

        Timothy J. Dodd.    Mr. Dodd is the President and Chief Executive Officer of the Company. Prior to joining the Company's predecessor, the Cooperative, in December 1991, he had been the vice president of manufacturing for American Italian Pasta Company since 1988. Previously, Mr. Dodd participated in the construction and management of two other grain processing facilities, one in Texas and one in Cando, North Dakota. Mr. Dodd serves on the board of directors of Country Bank USA, Cando, North Dakota.

        Thomas P. Friezen.    Mr. Friezen is the Chief Financial Officer of the Company. Mr. Friezen joined the Company's predecessor, the Cooperative, in April 1995 as Vice President, Finance and became Chief Financial Officer in August 2000. From 1991 to 1995 he was the Accounting Supervisor at Arizona Electric Power cooperative, an electricity generation and transmission company. Prior to that Mr. Friezen was the Accounting Manager at Williston Basin Interstate Pipeline, a natural gas transmission company. Mr. Friezen is a member of the board of directors of CDT, Inc., a water technology company. Mr. Friezen is a certified public accountant.

        Eldon F. Buschbom.    Mr. Buschbom has been Vice President, Operations (Minnesota) since May 30, 2000. He joined Borden/Creamette in February 1996 as Engineering Manager. Mr. Buschbom served as Vice President of Engineering and Manufacturing Technology for Primo Piatto, Inc. from August 1997 to February 1998. Prior to joining the Company, Mr. Buschbom was Plant Manager for Steel Prep, Inc., and during the previous 14 years, held various engineering and manufacturing operations management positions with divisions of Pillsbury including American Beauty Pasta, Green Giant Frozen Vegetables, Totino's Pizza and the International Foods Division.

        Susan M. Clemens.    Ms. Clemens has been Vice President, Human Resources and Administration since February 20, 1998. From August 1997 to February 1998, she was Vice President of Human Resources and Administration at Primo Piatto, Inc. Ms. Clemens was Senior Human Resources Manager at Borden Foods from January 1993 to August 1997.

        James D. Cochran.    Mr. Cochran has been Vice President, Supply Chain since February 20, 1998. From 1997 to 1998, he was Vice President of New Business Development at Primo Piatto, Inc. Mr. Cochran held various positions with Borden Foods from 1990 to 1997, most recently as Materials Manager.

        Jack B. Hasper.    Mr. Hasper has been Vice President, Sales and Marketing since January 2002. He served as Vice President of Retail Private Label Sales of the Company from May 1997 until January 2002. Mr. Hasper has 39 years of experience in the food business and held various marketing and sales positions with Borden Foods, Super Valu, Pillsbury and General Mills prior to joining the Company.

        Radwan Ibrahim.    Mr. Ibrahim has been Vice President, Quality Control since February 20, 1998. From August 1997 to February 1998, he served as Chief Technical Officer and Vice President of Primo Piatto, Inc. Mr. Ibrahim was Group Quality Control Manager at Borden Foods from 1992 to 1997. Mr. Ibrahim holds a Ph.D. degree in cereal chemistry from North Dakota State University.

        Edward O. Irion.    Mr. Irion is Vice President, Finance and Chief Accounting Officer of the Company. Mr. Irion joined the Company's predecessor, the Cooperative, in December 1999 as Assistant Vice President, Planning and Control and became Vice President, Finance and Chief Accounting Officer in August 2000. Prior to joining the Company, he spent six years with the regional accounting firm of Eide Bailly LLP in Fargo, North Dakota. Mr. Irion's most recent position with Eide Bailly LLP prior to joining the Company was Senior Associate. Mr. Irion is a certified public accountant.

        David E. Tressler.    Mr. Tressler is the Vice President, Operations (North Dakota) of the Company. Mr. Tressler joined the Company's predecessor, the Cooperative, in February 1992 as a Project Engineer. Prior to joining the Company, Mr. Tressler was a director of engineering at American Italian Pasta Company, where he was responsible for monitoring the completion of the initial pasta plant. From 1977 to 1988 he was plant engineer at International Multi-Foods, Inc.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Basic Policy Considerations

        The Company's compensation policies with respect to its executive officers, established by the Compensation Committee, are based on the principles that compensation should, to a significant extent, reflect the financial performance of the Company and the executive's individual contribution to this financial performance. To a large extent, reflecting the importance of the interactions among the various areas of the Company, the executive's individual contribution to the group of executives, and this group of executives' contribution to the Company's financial performance, is a primary factor in determining compensation. It is the policy of the committee to set executive compensation at levels that are sufficiently competitive with food processing companies of comparable size to attract, retain and motivate the highest quality individuals to contribute to the Company's goals, objectives and overall financial success. A portion of certain executives' incentive compensation has historically been paid in stock options in order to align executive and shareholder interests. It is the intent of the Compensation Committee that, with the adoption of the 2003 Option Plan, that the number of executives and other employees who are paid in stock options be expanded. The compensation of each executive officer is based largely upon both individual and Company performance.

Annual Compensation—Executive Officers Other Than Chief Executive Officer

        The Compensation Committee sets compensation by subjective evaluation of the individual performance of each executive and by marketplace valuations of comparable executives, although salary determinations are not based upon any specific or constant criteria.

        Executives are eligible for annual incentive cash bonuses. The awards for the Chief Executive Officer, as discussed later, and the Chief Financial Officer had been awarded under an informal cash bonus plan based on payments made to shareholders. These awards are not intended to be in addition to market level compensation but instead are designed to cause a significant part of an executive's annual compensation to be dependent on the Compensation Committee's assessment of the executive's performance and the executive's contributions to the Company's financial performance and strategic objectives.

Long-Term Compensation Stock Options

        The stock option component of the executive officers' compensation has been designed to provide executives with incentives for the enhancement of stockholder value. Options are granted at fair market value on the date of grant and generally vest over a number of years. No constant criteria are used year after year in the granting of stock options. For stock option awards for executive officers, the Compensation Committee makes a subjective determination of the effectiveness of the executive and the extent of the executive's contributions to the Company's success and, based on that determination, option grants, if any, are awarded to each executive. Because the options are granted with exercise prices equal to the fair market value of the underlying common or preferred stock (or equity stock prior to the conversion from a cooperative to a corporation) on the date of grant, any value that ultimately accrues to the executive is based entirely upon the Company's performance, as perceived by investors who establish the market price for the common stock.

Fiscal Year 2002 Compensation for Chief Executive Officer

        In fiscal year 2002, the Company's Chief Executive Officer, Timothy J. Dodd, was paid a base salary of $192,920, a 3.9% increase over fiscal year 2001. Mr. Dodd's cash bonus of $63,534 was paid under the informal cash bonus plan based on payments made to shareholders for fiscal year 2000. Due to the financial condition and operational results of the Company in fiscal year 2001, the Compensation Committee delayed this bonus until fiscal year 2002. Thus, Mr. Dodd did not receive any cash bonus in fiscal year 2001.

        Pursuant to a 1997 agreement, Mr. Dodd was awarded options to purchase 506 shares of Series C Preferred Stock at a fair market price of $100.00 per share. Such options were first exercisable December 1, 2001. Each share of Series C Preferred Stock is, after the conversion from a cooperative to a corporation, convertible into twenty-four (24) shares of Common Stock and twenty-four (24) shares of Series D Delivery Preferred Stock of the Company. Fiscal year 2002 was the final year of this agreement.

        The Compensation Committee also awarded Mr. Dodd bonus options, reflecting performance and the achievement of targeted objectives, to purchase 785 shares of Series C Preferred Stock, also at a fair market price of $100.00 per share and first exercisable December 1, 2001.

Employment Agreements

        The Compensation Committee has discussed, but has not taken any action on, offering employment agreements of varying lengths to executive officers. However, in conjunction with the Company's purchase of certain assets from a sales and marketing firm owned in part by Jack B. Hasper, Vice President, Sales and Marketing, the Company entered into a three-year employment agreement commencing March 25, 2002, with Mr. Hasper. The Company will pay him an annual salary of $130,000 under the employment agreement. His salary will be reviewed annually and, based upon his performance, may be increased each year by the Board of Directors. In addition, Mr. Hasper will be entitled to receive bonuses and other fringe benefits consistent with the Company's bonus and benefit plans that are in effect during the term of his employment agreement. For further detail on the employment agreement with Mr. Hasper see "Employment Agreements" under the "Executive Compensation" section of this document.

Sarbanes-Oxley Act of 2002

        On July 30, 2002, the Sarbanes-Oxley Act of 2002 (the "Act") was enacted. One of the provisions included in the Act is that issuers may not extend or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer. Loans in existence as of July 30, 2002 may continue provided there is no renewal or material modification to the loan.

        Upon review and approval by the Compensation Committee, the Company had advanced funds to Mr. Dodd and Thomas P. Friezen, Chief Financial Officer, to cover personal alternative minimum taxes and other costs generated as a result of these officers exercising stock options. Such advances were made under interest-bearing promissory notes, repayable by the officers upon the sale of the securities that generated the taxes and costs. As such, the loans may continue under their present terms in compliance with the Act.

        The Company had also pledged certificates of deposit as security for loans, totaling approximately $1,974,000, made by a financial institution to Mr. Dodd and Mr. Friezen. Mr. Dodd and Mr. Friezen used the funds obtained from these loans to exercise stock options, the proceeds of which were the source of funds for the certificates of deposit. These loans from the financial institution matured December 1, 2002. As the Compensation Committee interpreted the Act, the arrangement of pledging the certificates of deposit as security for the loans could not be continued. The Compensation Committee therefore agreed to repurchase 294,456 shares of common stock from Mr. Dodd and Mr. Friezen at fair market value, determined to be $6.25. As there is no readily obtainable market value, the Compensation Committee considered a number of factors in determining the market value, including, but not limited to, results of operations, information on any recent sales of shares and the absence of a liquid and established market for resale of such shares. Due to the circumstances surrounding Mr. Friezen's acquisition of certain of the shares, the Compensation Committee also agreed to a compensatory transaction for Mr. Friezen for the difference between the determined market value and Mr. Friezen's acquisition price. The Compensation Committee recommended, and the Board of Directors approved, the Dakota Growers Pasta Company, Inc. 2002 Option Plan for non-qualified options to purchase 294,456 shares of Common Stock at an exercise price of $6.25. Such options were granted to Mr. Dodd and Mr. Friezen on December 2, 2002.

COMPENSATION COMMITTEE
John S. Dalrymple, III Curtis R. Trulson Michael E. Warner

EXECUTIVE COMPENSATION

        The following table summarizes the amount of compensation paid to the Company's President and Chief Executive Officer and each of the four next highest paid officers for the fiscal year ended July 31, 2002 and the two prior fiscal years.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary	Bonus	Other Annual Compensation(1)	Securities Underlying Options
Timothy J. Dodd	2002	$192,920	$63,534	$5,936	1,291
President and Chief Executive	2001	185,652	—	6,234	—
Officer	2000	175,000	102,785	3,884	4,950
Thomas P. Friezen	2002	172,310	16,263	5,658	754
Chief Financial Officer	2001	137,955	—	4,813	—
	2000	136,250	22,510	4,194	580
David E. Tressler	2002	110,295	11,196	4,003	—
Vice President,	2001	106,152	—	1,378	—
Operations (North Dakota)	2000	100,000	50,000	4,423	—
James D. Cochran	2002	110,323	6,790	3,822	—
Vice President, Supply Chain	2001	106,217	—	3,881	—
	2000	100,000	15,000	6,023	—
Eldon F. Buschbom(2)	2002	110,323	6,790	3,340	—
Vice President,	2001	105,506	—	3,693	—
Operations (Minnesota)	2000	58,119	10,000	2,397	—

(1)
Includes the Company's 401(k) matching contribution, excess life insurance and with respect to Mr. Dodd, Mr. Friezen, Mr. Tressler and Mr. Cochran the taxable portion of reimbursable business expenses.

(2)
Mr. Buschbom left the Company in March 2000 and returned in May 2000 as Vice President of Operations (Minnesota).

Option Grants in Fiscal Year 2002

        The following table sets forth certain information with respect to stock options granted to the named executive officers during the fiscal year ended July 31, 2002.

					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
	Preferred Shares Underlying Options Granted
		Percent of Total Options Granted
Name			Exercise Price ($/SH)	Expiration Date
					5%	10%
Timothy J. Dodd	1,291	63%	$100	12/01/2011	$81,190	$205,752
Thomas P. Friezen	754	37%	100	12/01/2011	47,419	120,168

(1)
The amounts shown as potential realizable value illustrate what might be realized upon exercise immediately prior to expiration of the option term using the 5% and 10% appreciation rates established in SEC regulations, compounded annually. The potential realizable value is not intended to predict future appreciation of the price of the stock. The values shown do not consider nontransferability or termination of the unexercisable options upon termination of such employee's service relationship with the Company.

Options Exercised in Fiscal Year 2002 and Unexercised Options at July 31, 2002

        The following table summarizes stock option exercises and total number of options held at the end of fiscal year 2002 by the named executive officers.

	Convertible Preferred Stock Acquired on Exercise		Number of Securities Underlying Unexercised Options at July 31, 2002		Value of Unexercised In-the-Money Options at July 31, 2002(1)
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Timothy J. Dodd	—	$—	1,291	—	$—	$—
Thomas P. Friezen	—	—	754	—	—	—

(1)
There is no public trading market for the Company's securities; therefore, the Company is unable to estimate the value of unexercised options as of July 31, 2002.

Employment Agreements

        The Company entered into an employment agreement, dated March 25, 2002, with its Vice President of Sales and Marketing, Jack B. Hasper. The agreement provides for Mr. Hasper's employment for a period of thirty-six months commencing on March 25, 2002. The Company will pay him an annual salary of $130,000 under the employment agreement. His salary will be reviewed annually and, based upon his performance, may be increased each year by the Board of Directors. In addition, Mr. Hasper will be entitled to receive bonuses and other fringe benefits consistent with the Company's bonus and benefit plans that are in effect during the term of his employment agreement.

        Mr. Hasper will be entitled to the following compensation and benefits if his employment is terminated under the circumstances noted prior to the expiration of the thirty-six month employment period:

  •
  If the Company terminates Mr. Hasper with cause, then he will be entitled to receive any earned but unpaid bonuses, any accrued but unused vacation pay and any then-existing but unreimbursed business expenses.

  •
  If the Company terminates Mr. Hasper's employment without cause or Mr. Hasper resigns from his employment for good cause, Mr. Hasper will be entitled to receive his salary then in effect for a period of six months (or twelve months, in the case of his termination without cause or his resignation for good cause following a change of control of the Company) following such termination or such resignation, in addition to any earned but unpaid bonuses, any accrued but unused vacation pay and any then-existing but unreimbursed business expenses. However, Mr. Hasper will only receive the compensation and benefits described in the immediately-preceding sentence if, upon his termination or resignation, he releases any and all claims that he might have against the Company.

  •
  If Mr. Hasper resigns from his employment for any reason other than for good cause, he will be entitled to receive his salary earned through the date of such resignation, any earned but unpaid bonuses, any accrued but unused vacation pay and any then-existing but unreimbursed business expenses. Again, he will only receive the compensation and benefits described in the immediately-preceding sentence if, upon his resignation, he releases any and all claims he might have against the Company.

  •
  In the event that Mr. Hasper's employment is terminated due to his death or disability, he or his estate will receive his salary then in effect accrued up to and including the date of termination, any earned but unpaid bonuses, any accrued but unused vacation pay and any then-existing but unreimbursed business expenses.

        The Company may terminate Mr. Hasper for "cause" if he: (i) commits an act of fraud, embezzlement or misappropriation involving the Company; (ii) is convicted of any felony; (iii) commits an act, or fails to commit an act, involving the Company that amounts to willful misconduct or gross negligence; (iv) intentionally engages in any activity that is adverse to the interests of the Company; (v) commits an act of dishonesty in connection with his employment; (vi) breaches his fiduciary duty to the Company; (vii) commits an act of self-dealing; (viii) materially breaches his employment agreement; or (ix) commits an act that brings the Company into substantial public disgrace or disrespect.

        Mr. Hasper's employment agreement prohibits the disclosure to third parties of information, observations and data obtained while he is employed by the Company concerning the business and affairs of the Company and its affiliates. It also contains provisions that prohibit Mr. Hasper, at any time after the termination of his employment, from using confidential information to compete with the Company or disclosing confidential information to third parties that do or will compete with the Company. In addition, at any time after the termination of his employment, Mr. Hasper may not solicit or recruit employees or customers of the Company.

Employee Benefit Plans

        On January 31, 1997 the Cooperative's Compensation Committee of the Board of Directors (the "Compensation Committee") adopted the 1997 Option Plan. The purpose of the 1997 Option Plan was to provide benefits to participants in the form of additional compensation for services that have been or would be rendered as an inducement for continuing as employees of the Company. The 1997 Option Plan was ratified by the Cooperative members at the annual meeting in January 1998.

        The Compensation Committee administered the 1997 Option Plan. The Compensation Committee or the Board of Directors had the power to determine the key management employees of the Company to receive options and the number of shares to be optioned to each of the employees. At the time of each grant of options, the Compensation Committee or the Board of Directors determined, in its business judgment, the fair market value of the shares to be covered by the options and establishes the exercise price of each option at that fair market value. In determining fair market value, the Board of Directors had considered such factors as any recent sales of shares by the Company and the absence of a liquid and established market for resale of such shares.

        Options granted under the 1997 Option Plan were for the purchase of Series C Convertible Preferred Stock at fair market value, which were convertible into Equity Stock as a cooperative and were most recently convertible into Common Stock and Series D Delivery Preferred Stock as a corporation at the option of the employee, under the applicable conversion ratio. The maximum number of preferred shares that could be issued pursuant to options granted under the 1997 Option Plan was fifteen thousand (15,000), of which 14,314 had been issued as of July 31, 2002. Each share of Series C Preferred Stock carries a non-cumulative dividend of 6% per annum. Under the terms of the 1997 Option Plan, the option price could not be less than the fair market value of the Series C Preferred Stock at the time the option is granted. The unexercised options granted to date are scheduled to expire on December 1, 2011, ten years after the date of grant. All such options were immediately vested when granted.

        Each share of Series C Preferred Stock is convertible into 24 shares of Common Stock and 24 shares of Series D Delivery Preferred Stock of the Company. The conversion ratio is proportionately adjusted if the Company increases the outstanding shares of Common Stock or Series D Delivery

Preferred Stock, as applicable, without payment by or to the Company or the Company's shareholders for such additional shares (e.g. stock split, stock dividend or other action).

Equity Compensation Plan Information

        As of July 31, 2002 the Company had one equity compensation plan, which was the 1997 Option Plan. See "Executive Compensation" for a discussion of the material features of the Plan. The following table provides information regarding the Company's equity compensation plan as of July 31, 2002.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	2,045	$100.00	686

        Options granted under the Plan are for the purchase of Series C Convertible Preferred Stock. Each share of Series C Convertible Preferred Stock is convertible into 24 shares of Common Stock and 24 shares of Series D Delivery Preferred Stock of the Company.

Performance Graph

        The Company is the successor to the Cooperative by virtue of a series of mergers that were completed effective July 1, 2002, with the Company being the ultimate surviving entity in the transaction. Prior to the conversion, the Cooperative did not have any class of Common Stock registered under Section 12 of the Securities Exchange Act of 1934. The Company did not have a class of Common Stock registered under Section 12 until November 2002 and, therefore, no shares of Common Stock of the Company were registered thereunder during the period commencing July 1, 2002 and ending July 31, 2002. Accordingly, the Company is not presenting a line graph which includes the yearly percentage change in the cumulative total shareholder return on shares of the Company's Common Stock, as compared with the cumulative total return of a broad equity market index, for the Company's (or the Cooperative's) last five fiscal years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advances to Executive Officers

        Upon prior review and approval by the Compensation Committee of the Board of Directors, the Company has advanced funds to certain officers to cover personal alternative minimum taxes and other costs generated as a result of these officers exercising stock options. The Company has not established a pre-determined amount of funds available for advances to officers, and interest on such advances is charged at the applicable federal rate as published by the Internal Revenue Service. The current outstanding balance of funds advanced to officers and the highest amounts of outstanding advances for indebtedness exceeding $60,000 at any time since the beginning of fiscal year 2002 are set forth below.

	Current Outstanding Balance	Highest Amounts Outstanding
Timothy J. Dodd	$123,658	$153,658
Thomas P. Friezen	50,495	79,995

        The Company had also pledged certificates of deposit as security for loans, totaling approximately $1,974,000, made by a financial institution to officers of the Company to exercise stock options. These loans matured December 1, 2002.

        In response to the Sarbanes-Oxley Act of 2002, the Board of Directors approved the repurchase of 190,800 and 103,656 shares of the Company's Common Stock from Messrs. Dodd and Friezen, respectively. The repurchase was completed in November 2002. In conjunction with the repurchase of these shares at $6.25 per share, Messrs. Dodd and Friezen received proceeds of $1,192,500 and $647,850, respectively. Mr. Friezen received additional proceeds of $134,706, net of taxes, in conjunction with the unwinding of previous stock option exercises and related officer loans. The proceeds received by Messrs. Dodd and Friezen were used to pay off the executive officers' loans with the financial institution and the Company's certificates of deposit are no longer restricted. Finally, Messrs. Dodd and Friezen were granted stock options to purchase 190,800 and 103,656 shares, respectively, of the Company's Common Stock with an exercise price of $6.25 per share. Such options were first exercisable on December 2, 2002.

Warehouse Arrangements

        Pursuant to a warehouse agreement, effective April 1, 1999, with Sky Logistics & Distribution, Inc. ("Sky"), the Company is obligated to minimum monthly storage and handling volumes totaling approximately $110,000 per month. This agreement expires October 31, 2004. The Company has also transferred the obligation for a certain building lease to Sky. If Sky were unable to perform under the existing lease, the Company would be obligated to make payments under this lease over the remaining term. Current monthly payments under this lease total approximately $67,000, and the lease expires April 30, 2004.

        No current director or officer of the Company is affiliated with Sky, which was formed on March 3, 1999. Investors not affiliated with the Company, together with Maury Hanson, who is the former Vice President of Logistics of the Cooperative, own Sky. Mr. Hanson, who terminated his employment with the Cooperative on April 1, 1999, is a shareholder of the Company, owning less than 0.05% of the Company's outstanding Common Stock and Series D Delivery Preferred Stock. Mr. Hanson did not negotiate the Sky warehouse agreement on behalf of the Cooperative, although he did provide input (notably with respect to pricing) to those persons at the Cooperative who were responsible for negotiating the warehouse agreement.

        Prior to entering into the warehouse agreement with Sky, the Cooperative had operated a portion of its warehousing in a leased facility. The lease on the facility expires on October 31, 2004. In addition to storing inventory at the Cooperative's owned warehouse, it paid a per-pallet charge to maintain inventory in numerous off-site warehouses. In March 1999, the Cooperative decided to outsource all of its logistics operations, exit the cooperative-operated warehouse and terminate all employees who had worked in those areas. Sky assumed the warehouse lease, with the Company retaining the ultimate obligation for the minimum monthly lease payments for the lease term through minimum monthly storage and handling volumes. In addition to providing services for the Company on an arm's-length basis, Sky provides storage and distribution services to other customers.

Purchase of Certain Assets

        The Company's Vice President of Sales and Marketing is Mr. Jack B. Hasper. Prior to his employment with the Company, Mr. Hasper was part-owner of a sales and marketing firm from which the Company purchased certain assets. In conjunction with the purchase of such assets, Mr. Hasper entered into a Covenant not to Compete with the Company for a period extending through March 31, 2007. The Company paid Mr. Hasper $100,000 in consideration for entering into the aforementioned Covenant not to Compete.

PROPOSAL 3. APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Company's Audit Committee recommended and the Board of Directors has selected Eide Bailly LLP, independent auditors, Fargo, North Dakota, to audit the Company's consolidated financial statements for the fiscal year ending July 31, 2003.

        Representatives of Eide Bailly LLP are expected to be present at the annual meeting, where they will have the opportunity to make a statement and answer questions. If the stockholders were to fail to ratify the appointment of Eide Bailly LLP, the Audit Committee would reconsider its recommendation.

        The Company has been advised by Eide Bailly LLP that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiary.

Independent Auditor Fees

        The aggregate fees billed to the Company for fiscal year ended July 31, 2002 by Eide Bailly LLP, the Company's principal accounting firm, are as follows (in thousands):

Audit Fees	$38
Audit-Related Fees:
Quarterly review services	5
Benefit plan audit services	3
Securities filing services	16
Financial Information Systems Design and Implementation Fees	—
All Other Fees:
Tax advisory and preparation fees	7

Total fees	$69

Board Recommendation

        THE BOARD RECOMMENDS YOU VOTE "FOR" THE APPOINTMENT OF EIDE BAILLY LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2003.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors consists of three non-employee directors, who are independent directors as they are not employees of the Company and have no other relationships which would prevent them from being considered independent pursuant to the Company's policies and applicable laws and regulations. The Audit Committee is primarily responsible for oversight of the Company's financial reporting to assure compliance with all applicable laws and regulations. Responsibilities include assessing and ensuring the independence of the independent auditor, evaluating audit performance, approving the services to be provided by the independent auditor, evaluating policies and procedures relating to internal accounting function and controls, and reviewing and approving the Company's annual audited financial statements before issuance, subject to approval by the Board of Directors. The Board of Directors has adopted a written Audit Committee Charter which details the responsibilities of the Audit Committee.

        The Sarbanes-Oxley Act was signed into law in July 2002. On August 14, 2002, the Audit Committee met with representatives of management and the Company's independent auditors, Eide Bailly LLP. During that meeting, we furthered our understanding of the provisions of the Sarbanes-Oxley Act, and reviewed current processes as well as processes to be implemented to comply with the requirements of the Sarbanes-Oxley Act as they become effective.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. Our management has the primary responsibility for the financial statements and reporting process, including our systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2002. This review included a discussion of the quality and the acceptability of our financial reporting and controls, including the clarity of disclosures in the financial statements.

        The Audit Committee has also discussed with our independent auditors, Eide Bailly LLP, matters relating to the auditor's judgments about the quality and acceptability of the Company's accounting principles, as applied in its financial reporting, as required by Statement of Auditing Standards No. 61, Communications with Audit Committees. In addition, the Audit Committee has discussed with Eide Bailly their independence from management and the Company, as well as the matters set forth in the written disclosures received from Eide Bailly and required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The discussions included a review of the scope of Eide Bailly's audits and all fees paid to Eide Bailly during fiscal year 2002. The Audit Committee has reviewed and considered the compatibility of Eide Bailly's performance of non-audit services with the maintenance of Eide Bailly's independence as the Company's independent auditor.

        The Audit Committee further discussed with our independent accountants the overall scope and plan for the fiscal year 2002 audit. The Audit Committee meets periodically with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held no formal meetings during fiscal year 2002. Subsequent to the year ended July 31, 2002, the Audit Committee held two formal meetings.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors, and the Board of Directors approved, that the Company's audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended July 31, 2002 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Curtis R. Trulson John S. Dalrymple, III Michael E. Warner

OTHER INFORMATION

Shareholder Proposals For The Next Annual Meeting

        We have historically held our Annual Meetings of Shareholders in mid-January, with a meeting notice mailing in early- to mid-December. This, our initial proxy statement, is being sent in the same time frame. As we do not contemplate changing this schedule in the immediate future, we expect to mail proxy statements for the Company's next Annual Meeting of Shareholders on or about December 10, 2003. Any proposal that a shareholder would like to be considered for inclusion in our proxy material for that Annual Meeting of Shareholders must be received by our Secretary no later than the close of business on August 20, 2003. Any such proposal must be reasonably related to the Company's business and must be legally appropriate for submission to the Company's stockholders.

        A shareholder who wishes to make a proposal for consideration at the next Annual Meeting, but does not seek to include the proposal in our proxy material, must notify our Secretary. The notice must be received no later than October 26, 2003. If the notice is not timely, then the persons named on our proxy card for the applicable Annual Meeting may use their discretionary voting authority when the proposal is raised at the meeting. In the past, while the Company was a cooperative, proposals made at the Annual Meeting could be voted and approved by the shareholders at the meeting. Given the Company's new structure as a corporation and the availability of voting by proxy, proposals made at an annual meeting will be are subject to the discretionary voting power of those named as proxies to vote stockholders' shares of Common Stock.

Form 10-K

        A copy of the Company's 2002 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, is available on the SEC's EDGAR system at www.sec.gov. It will also be furnished by the Company without charge upon a written request addressed to:

  Investor Relations
  Dakota Growers Pasta Company, Inc.
  One Pasta Avenue
  Carrington, North Dakota 58421
  (701) 652-2855

Appendices

Appendix A: Audit Committee Charter

Appendix B: Compensation Committee Charter

Appendix C: Nomination Committee Charter

Appendix D: Policy Committee Charter

Appendix E: Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan

APPENDIX A

DAKOTA GROWERS PASTA COMPANY, INC.
AUDIT COMMITTEE CHARTER

Purpose

        To assist the Board of Directors in providing oversight of the Company's financial reporting.

Membership

        The Audit Committee is composed of a minimum of three independent members of the Board of Directors. All members of the Audit Committee shall be independent, with such independence determined in accordance with the rules and regulations of the SEC, NASDAQ, or New York Stock Exchange. One member of the Audit Committee must be a "financial expert" as defined in Section 407 of the Sarbanes-Oxley Act. All members of the Audit Committee must be able to read and understand financial statements at the time of their appointment.

Responsibilities

        The general responsibilities of the Audit Committee are oversight of the Company's financial reporting to assure compliance with all applicable laws and regulations. Specific responsibilities include:

  The Independent Auditor

  •
  Recommend to the Board the appointment of the independent auditor, which is ultimately accountable to the Board and Audit Committee, and review any proposed replacement of the independent auditor.

  •
  Review the independence of the independent auditor, including obtaining a written statement from the independent auditor of all relationships with, and services provided to, the Company by the independent auditor and/or its affiliates.

  •
  Review the independent auditor's compensation, the proposed terms of its engagement and its annual audit plan.

  •
  Review the scope of services required for the annual independent audit.

  •
  Evaluate the performance of the independent auditor.

  •
  Pre-approve all non-attestation and non-accounting engagement services provided to the Company and/or its affiliates by the independent auditor.

  Financial Reporting

  •
  Review the Company's Form 10-K, annual financial statements, any certification, report, opinion or review submitted to the Audit Committee by the independent auditors in connection with those financial statements, and any significant disputes between management and the independent auditor that arose in connection with the preparation of those financial statements. Discuss with the independent auditor its views or judgments of such matters that may be required or deemed appropriate.

  •
  Consider major changes and other major questions of choice respecting the appropriate auditing and accounting principles and practices to be used in the preparation of the Company's financial statements when presented by the independent auditor, management or others. The Audit Committee shall stay informed during the initial selection of and changes in significant

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    accounting policies and their application, and the process used in formulating sensitive accounting estimates.

  •
  Review with management and the independent auditor the Company's quarterly financial results prior to their inclusion in the Company's quarterly report on Form 10-Q. The Audit Committee may designate one of its members to represent the entire committee in this review.

  Internal Controls

  •
  Consider, in consultation with the independent auditor, management and/or the internal auditor or Director of Internal Audit, if applicable, the adequacy of the Company's internal controls, including the resolution of identified material weaknesses and reportable conditions.

  •
  Determine the necessity of an internal auditor or internal audit department.

  •
  Oversee the selection of the internal auditor or Director of Internal Audit, and review his/her performance annually. Such internal auditor or Director of Internal Audit shall report functionally to the Audit Committee and administratively to the CEO.

  •
  Oversee the internal audit department's staffing, training and budget.

  •
  Annually review and approve the internal audit plan.

  •
  Review significant findings of the internal auditing department, management's responses to those findings and the risk attributed to unresolved issues.

  Reporting

  •
  Prepare an annual report to be included in the Company's proxy statements disclosing activities of the Audit Committee, whether the Audit Committee reviewed and discussed certain matters with management and the auditors, and whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K, and any other information required by applicable SEC rules.

  •
  Serve as the channel of communication between the independent auditor and the Board and between the internal auditor or Director of Internal Audit, if applicable, and the Board.

  Complaints

  •
  Establish procedures to receive, retain and treat complaints about accounting matters.

Meetings and Practices

        The Audit Committee will meet with the independent auditors prior to the beginning of the annual audit and after completion of the annual audit prior to the filing of the Form 10-K. Other meetings of the Audit Committee shall be held as necessary in regular or executive session. The Audit Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis, making any recommendations that the Committee deems necessary. The Audit Committee Charter shall be reviewed annually, with proposed modifications submitted to the Board as necessary.

        Adopted by vote of the Board of Directors on October 17, 2002.

/s/ THOMAS P. FRIEZEN Thomas P. Friezen, Secretary

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APPENDIX B

DAKOTA GROWERS PASTA COMPANY, INC.
COMPENSATION COMMITTEE CHARTER

Purpose

        To provide leadership by effectively and appropriately using compensation to tie the executives' financial interests to those of the shareholders in order to achieve the Company's vision and goals.

Membership

        The Compensation Committee is composed of independent members of the Board of Directors. Members of the Compensation Committee shall be considered independent in accordance with the rules and regulations of the SEC, NASDAQ, or New York Stock Exchange.

Responsibilities

        The general responsibilities of the Compensation Committee are oversight of executive compensation and succession planning for the President and Chief Executive Officer, all Company officers; and managerial personnel who report to the President and Chief Executive Officer (the "Executives"); communications with the full Board; and, as appropriate, communications with shareholders and regulators. Specific responsibilities include:

  •
  Establish a total compensation philosophy and policy which fairly rewards the Executives for performance benefiting the shareholders and which effectively attracts and retains the executive resources necessary to successfully lead and manage the Company.

  •
  Determine the details of the total compensation for the President and Chief Executive Officer;

  •
  Review, amend (if necessary), and approve the President and Chief Executive Officer's recommendations for salary and bonus actions for other Executives.

  •
  Approve and administer cash incentive and deferred compensation plans for Executives (including any modifications to such plans), and annually, in conjunction with the approval of the annual budget, establish the performance objectives for the incentive plans.

  •
  Prepare an annual report summarizing top executives' compensation levels and explaining the relationship of executive compensation to the Company's performance as required by the Securities and Exchange Commission.

  •
  Periodically review executive supplementary benefits and, as appropriate, amend the Company's retirement, benefit, and special compensation programs involving significant cost.

  •
  Review succession planning recommendations made by the President and Chief Executive Officer.

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Meetings and Practices

        The Compensation Committee will meet three times a year or otherwise as required to carry out its responsibilities. The President and Chief Executive Officer, Chief Financial Officer, and Vice President, Human Resources and Administration, shall be advisors to the Committee, and may be delegated such responsibilities as the Compensation Committee deems appropriate. The Compensation Committee may hire independent consultants and commission special surveys if it so wishes. The Compensation Committee Charter shall be reviewed annually, with proposed modifications submitted to the Board as necessary.

        Adopted by vote of the Board of Directors on October 17, 2002.

/s/ THOMAS P. FRIEZEN Thomas P. Friezen, Secretary

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APPENDIX C

DAKOTA GROWERS PASTA COMPANY, INC.
NOMINATION COMMITTEE CHARTER

Purpose

        To insure that the Board of Directors is effectively discharging its responsibility by establishing an appropriate structure for the governance of the board, including the processes of director selection, setting and monitoring board performance, and management succession.

Membership

        The Nomination Committee is composed of a majority of independent directors. The Nomination Committee shall determine what constitutes independence in accordance with the rules and regulations of the SEC, Nasdaq or the New York Stock Exchange.

Responsibilities

  •
  Develop and recommend governance guidelines and review them periodically.

  •
  Nominate and screen board member candidates and establish criteria for nomination.

  •
  Facilitate evaluation annually of the performance of the board and its members.

  •
  Consider and recommend termination of individual directors in accordance with corporate policy.

  •
  Review and make recommendations concerning board and committee size.

  •
  Review assignment of committee membership.

  •
  In consultation with the Compensation Committee, facilitate development of the CEO's mission and objectives, succession for the CEO and annual evaluation of the performance of the CEO.

  •
  Review and recommend changes in board compensation policies.

Meetings and Practices

        The Nomination Committee typically meets three times a year or otherwise as required to carry out its responsibilities. The Nomination Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis, making any recommendations that the Committee deems necessary. Board member candidates shall be determined a minimum of 75 days prior to the Annual Meeting of Shareholders to facilitate filing and printing requirements.

        Adopted by vote of the Board of Directors on October 17, 2002.

/s/ THOMAS P. FRIEZEN Thomas P. Friezen, Secretary

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APPENDIX D

DAKOTA GROWERS PASTA COMPANY, INC.
POLICY COMMITTEE CHARTER

Purpose

        To assist the Board of Directors in fulfilling its governance and corporate oversight obligations to the Company and shareholders.

Membership

        The Policy Committee is composed of a minimum of three independent members of the Board of Directors. All members of the Policy Committee shall be independent, with such independence determined in accordance with the rules and regulations of the SEC, NASDAQ, New York Stock Exchange and any other applicable regulatory organization. Policy Committee members shall commit to keeping up to date on the above referenced rules and regulations.

Responsibilities

        The general responsibilities of the Policy Committee are oversight of the Company's governance obligations to assure compliance with all applicable laws, regulations, articles of incorporation and bylaws. These include assuring effective Board meetings and Company operations. Specific responsibilities include:

  Governance

  Review periodically the Company's articles of incorporation and bylaws. Recommend to the Board a Governance Policy that defines compliance with all applicable laws, regulations, articles of incorporation and bylaws. From time to time review the Company's, management's and Board's compliance with the Governance Policy.

  Recommend to the Board a Code of Conduct Policy covering the Company's officers and employees. From time to time review compliance with the Code of Conduct Policy.

  Recommend to the Board an Insider Trading and Reporting Policy covering the Company's directors, officers and employees. From time to time review compliance with the Insider Trading and Reporting Policy.

  Committee Charters

  Review and recommend the charters for all standing committees of the Board of Directors, paying special attention to compliance with all applicable laws and regulations established by the SEC, NASDAQ, New York Stock Exchange or any other applicable regulatory organization. Periodically review each Committee's compliance with their respective charters.

  Matters Up For Vote

  Review periodically shareholder rights plan. Review all matters to be submitted for vote by the shareholders, whether internally generated or proposed by shareholders. Establish the annual deadline and process for shareholder submission of matters for vote at the annual meeting.

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Meetings and Practices

        The Policy Committee will meet as necessary in regular or executive session. The Policy Committee shall maintain minutes of its meetings and report its activities to the Board on a regular basis, making any recommendations that the Committee deems necessary. The Policy Committee Charter shall be reviewed annually, with proposed modifications submitted to the Board as necessary.

        Adopted by vote of the Board of Directors on November 21, 2002.

/s/ THOMAS P. FRIEZEN Thomas P. Friezen, Secretary

D-2

APPENDIX E

DAKOTA GROWERS PASTA COMPANY, INC.
2003 STOCK OPTION PLAN

E-i

DAKOTA GROWERS PASTA COMPANY, INC.
2003 STOCK OPTION PLAN

        1.    Purpose.    The purpose of the Dakota Growers Pasta Company, Inc. 2003 Stock Option Plan is to provide a continuing, long-term incentive to selected eligible officers, directors and key employees, vendors or consultants of Dakota Growers Pasta Company, Inc. ("Dakota Growers") and of any subsidiary company of Dakota Growers, as herein defined; to provide a means of rewarding outstanding performance; and to enable Dakota Growers to maintain a competitive position to attract and retain key personnel necessary for continued growth and profitability. Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or non-qualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

        2.    Definitions.    The following words and phrases as used herein shall have the meanings set forth below:

  a.
  "Board" shall mean the Board of Directors of Dakota Growers as it may be comprised from time to time.

  b.
  "Change in Control" shall mean any of the following

  (1)
  any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Dakota Growers representing 50% or more of the combined voting power of Dakota Growers' then outstanding securities; or

  (2)
  a business combination, following which shareholders of Dakota Growers do not continue to own at least 50% of the voting power of the resulting entity or the members of Dakota Growers' Board of Directors prior to the transaction do not constitute a majority of the resulting entity's Board of Directors; or

  (3)
  a liquidation, dissolution or sale of all or substantially all of the assets of Dakota Growers, and immediately thereafter, there is no substantial continuity of ownership with respect to Dakota Growers and the entity to which such assets have been transferred.

  c.
  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time or any successor statute.

  d.
  "Committee" shall mean a committee of the Board as may be designated by the Board, from time to time, for the purpose of administering this plan as contemplated by Article 4 hereof. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

  e.
  "Common Stock" shall mean the common stock, $.01 par value, of Dakota Growers.

  f.
  "Consultant" means any person, including an advisor, engaged by Dakota Growers or any Parent Corporation or Subsidiary of Dakota Growers to render services, who is not an employee of Dakota Growers or any Subsidiary of Corporation.

  g.
  "Non-Employee Directors" shall mean a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act, as amended, or any successor rule.

  h.
  "Fair Market Value" of any security on any given date shall be determined by the Committee as follows: (a) if the security is listed for trading on one or more national securities exchanges, or is traded on the Nasdaq National Market System or the Nasdaq Small Cap Market, the last reported sales price on the principal such exchange or Nasdaq System on the date in question, or if such security shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange or the Nasdaq System on the first day prior thereto on which such security was so traded; or (b) if the security is not listed for trading on a national securities exchange or the Nasdaq System, but is traded in the over-the-counter market, including the Nasdaq OTC Bulletin Board System, closing bid price for such security on the date in question, or if there is no such bid price for such security on such date, the closing bid price on the first day prior thereto on which such price existed; or (c) if neither (a) nor (b) is applicable, by any means deemed fair and reasonable by the Committee, which determination shall be final and binding on all parties.

  i.
  "Incentive Stock Option" shall mean any stock option granted pursuant to this Plan as an "incentive stock option" within the meaning of Section 422 of the Code.

  j.
  "Non-Qualified Stock Option" shall mean any stock option granted pursuant to this Plan that is not an Incentive Stock Option.

  k.
  "Option" shall mean any stock option granted pursuant to this Plan, whether an Incentive Stock Option or a Non-Qualified Stock Option.

  l.
  "Optionee" shall mean any person who is the holder of an Option granted pursuant to this Plan.

  m.
  "Outside Director" shall mean a director who (a) is not a current employee of Dakota Growers or any member of an affiliated group which includes Dakota Growers; (b) is not a former employee of Dakota Growers who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of Dakota Growers; (d) does not receive remuneration from Dakota Growers, either directly or indirectly, in any capacity other than as a director, except as otherwise permitted under Code Section 162(m) and regulations thereunder. For this purpose, remuneration includes any payment in exchange for goods or services. This definition shall be further governed by the provisions of Code Section 162(m) and regulations promulgated thereunder.

  n.
  "Plan" shall mean this 2003 Stock Option Plan of Dakota Growers.

  o.
  "Subsidiary" shall mean any corporation (other than Dakota Growers) which at the time qualifies as a subsidiary of Dakota Growers under Section 425(f) of the Code.

  p.
  "Tax Date" shall mean the date on which the amount of tax to be withheld is determined under the Code.

  q.
  "Vendor" shall mean any entity that provides goods or services, or any combination thereof, to Dakota Growers or any Subsidiary of Corporation.

        3.    Shares Available Under Plan.    The number of shares which may be issued pursuant to Options granted under this Plan shall not exceed 500,000 shares of the Common Stock of Dakota Growers; provided, however, that shares which become available as a result of canceled, unexercised, lapsed or terminated Options granted under this Plan shall be available for issuance pursuant to Options subsequently granted under this Plan under a stock for stock exercise of a stock option or the withholding of stock for the payment of taxes, only the net number of shares issued to the optionee shall be used to calculate the number of shares remaining for distribution under the Plan. The shares issued upon exercise of Options granted under this Plan may be authorized and unissued shares or shares previously acquired or to be acquired by Dakota Growers.

        4.    Administration.

          4.1.  The Plan will be administered by a Committee of at least two directors, all of whom shall be Outside Directors and Non-Employee Directors, or, if a Committee is not appointed, by the

  Board. The Committee may be the Compensation Committee or a subcommittee of the Compensation Committee of the Board.

          4.2.  The Committee will have plenary authority, subject to provisions of the Plan, to determine when and to whom Options will be granted, the term of each Option, the number of shares covered by it, the participation by the Optionee in other plans, and any other terms or conditions of each Option. The Committee shall determine with respect to each grant of an Option whether a participant shall receive an Incentive Stock Option or a Non-Qualified Stock Option. The number of shares, the term and the other terms and conditions of a particular kind of Option need not be the same, even as to Options granted at the same time. The Committee's recommendations regarding Option grants and terms and conditions thereof will be conclusive.

          4.3.  The Committee will have the sole responsibility for construing and interpreting the Plan, for establishing and amending any rules and regulations as it deems necessary or desirable for the proper administration of the Plan, and for resolving all questions arising under the Plan. Any decision or action taken by the Committee arising out of or about the construction, administration, interpretation and effect of the Plan and of its rules and regulations will, to the extent permitted by law, be within its absolute discretion, except as otherwise specifically provided herein, and will be conclusive and binding on all Optionees, all successors, and any other person, whether that person is claiming under or through any Optionee or otherwise.

          4.4.  The Committee will designate one of its members as chairman. It will hold its meetings at the times and places as it may determine. A majority of its members will constitute a quorum, and all determinations of the Committee will be made by a majority of its members. Any determination reduced to writing and signed by all members will be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, who need not be a member of the Committee, and may make such rules and regulations for the conduct of its business as it may deem advisable.

          4.5.  No member of the Committee will be liable, in the absence of bad faith, for any act or omission with respect to his services on the Committee. Service on the Committee will constitute service as a member of the Board, so that the members of the Committee will be entitled to indemnification and reimbursement as Board members pursuant to its Bylaws.

          4.6.  The Committee will regularly inform the Board as to its actions with respect to all Options granted under the Plan and the terms and conditions and any such Options in a manner, at any times, and in any form as the Board may reasonably request.

          4.7.  Any other provision of the Plan to the contrary notwithstanding, the Committee is authorized to take such action as it, in its discretion, may deem necessary or advisable and fair and equitable to Optionees in the event of: a Change in Control of Dakota Growers; a tender, exchange or similar offer for all or any part of the Common Stock made by any entity, person or group (other than Dakota Growers, any Subsidiary of Dakota Growers or any savings, pension or other benefit plan for the benefit of employees of Dakota Growers or its Subsidiaries); a merger of Dakota Growers into, a consolidation of Dakota Growers with, or an acquisition of Dakota Growers by another corporation; or a sale or transfer of all or substantially all of Dakota Growers' assets. Such action, in the Committee's discretion, may include (but shall not be deemed limited to): establishing, amending or waiving the forms, terms, conditions or duration of Options so as to provide for earlier, later, extended or additional terms for exercise of the whole, or any installment, thereof; alternate forms of payment; or other modifications. The Committee may take any such actions pursuant to this Section 4.7 by adopting rules or regulations of general applicability to all Optionees, or to certain categories of Optionees; by amending or waiving terms and conditions in stock option agreements; or by taking action with respect to individual Optionees. The Committee may take any such actions before or after the public announcement of any such Change in Control, tender offer, exchange offer, merger, consolidation, acquisition or sale or transfer of assets.

        5.    Participants.

          5.1.  Participation in this Plan shall be limited to officers, employees or Consultants, either of Dakota Growers or of a Subsidiary, and to all Directors of the Company.

          5.2.  Subject to other provisions of this Plan, Options may be granted to the same participants on more than one occasion.

          5.3.  The Committee's determination under the Plan including, without limitation, determination of the persons to receive Options, the form, amount and type of such Options, and the terms and provisions of Options, need not be uniform and may be made selectively among otherwise eligible participants, whether or not the participants are similarly situated.

        6.    Terms and Conditions.

          6.1.  Each Option granted under the Plan shall be evidenced by a written agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as Dakota Growers may deem appropriate.

          6.2.  Each Option agreement shall specify the period for which the Option thereunder is granted (which in no event shall exceed ten years from the date of the grant for any Option granted pursuant to Section 6.3(a) hereof, five years from the date of grant for any Option granted pursuant to 6.3(b) hereof and ten years and one day from the date of grant for any Option designated by the Committee as a Non-Qualified Stock Option) and shall provide that the Option shall expire at the end of such period; provided, however, the term of each Option shall be subject to the power of the Committee, among other things, to accelerate or otherwise adjust the terms for exercise of Options pursuant to Section 4.7 hereof in the event of the occurrence of any of the events set forth therein.

          6.3.  The exercise price per share shall be determined by the Committee at the time any Option is granted; provided, however, that the exercise price per share purchasable under an Incentive Stock Option, shall be determined as follows:

            (a)  For employees who do not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Dakota Growers or of any Subsidiary, the Incentive Stock Option exercise price per share shall not be less than one hundred percent (100%) of Fair Market Value of the Common Stock of Dakota Growers on the date the Option is granted, as determined by the Committee.

            (b)  For employees who own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Dakota Growers or of any Subsidiary, the Incentive Stock Option exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock of Dakota Growers on the date the Option is granted, as determined by the Committee.

          6.4.  The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of Dakota Growers or its Subsidiaries is exercisable for the first time by an Optionee during any calendar year shall not exceed $100,000.

          6.5.  An Option shall be exercisable at such time or times, and with respect to such minimum number of shares, as may be determined by Dakota Growers at the time of the grant. The Option agreement may require, if so determined by Dakota Growers, that no part of the Option may be exercised until the Optionee shall have remained in the employ of Dakota Growers or of a

  Subsidiary for such period after the date of the Option as Dakota Growers may specify. Notwithstanding the foregoing and subject to the discretionary acceleration rights of the Committee, an Option granted to a director, officer or 10% shareholders of Dakota Growers shall not be exercisable for a period of six (6) months unless the Option has been approved by a majority of disinterested members of the Board, the Committee or the shareholders of Dakota Growers.

          6.6.  Dakota Growers may prescribe the form of legend which shall be affixed to the stock certificate representing shares to be issued and the shares shall be subject to the provisions of any repurchase agreement or other agreement restricting the sale or transfer thereof. Such agreements or restrictions shall be noted on the certificate representing the shares to be issued.

        7.    Exercise of Option.

          7.1.  Each exercise of an Option granted hereunder, whether in whole or in part, shall be by written notice thereof, delivered to the Secretary of Dakota Growers (or such other person as he may designate). The notice shall state the number of shares with respect to which the Options are being exercised and shall be accompanied by payment in full for the number of shares so designated. Shares shall be registered in the name of the Optionee unless the Optionee otherwise directs in his or her notice of election.

          7.2.  Payment shall be made to Dakota Growers either (i) in cash, including certified check, bank draft or money order, (ii) at the discretion of Dakota Growers, by delivering Common Stock of Dakota Growers already owned by the participant and held by such participant for at least 6 months; (iii) if the Option is not an Incentive Stock Option, at the discretion of Dakota Growers, by deduction from the number of shares to be delivered upon exercise of the Option a number of shares, the aggregate Fair Market Value of which, as of the same date the Exercise Price is determined, shall equal the exercise price, or a combination of (i), (ii) and (iii). With respect to (ii) the Fair Market Value of stock so delivered shall be determined as of the date immediately preceding the date of exercise.

          7.3.  Upon notification of the amount due and prior to, or concurrently with, the delivery to the Optionee of a certificate representing any shares purchased pursuant to the exercise of an Option, the Optionee shall promptly pay to Dakota Growers any amount necessary to satisfy applicable federal, state or local withholding tax requirements.

          7.4.  If the terms of an Option so permit, an Optionee, other than a member of the Committee, may elect by written notice to the Secretary of Dakota Growers (or such other person as he may designate), to satisfy the withholding tax requirements associated with the exercise of an Option by authorizing Dakota Growers to retain from the number of shares of Common Stock that would otherwise be deliverable to the Optionee that number of shares having an aggregate Fair Market Value on the Tax Date equal to the tax payable by the Optionee under Section 7.3. Any such election shall be in accordance with, and subject to, applicable tax and securities laws, and regulations and rulings and in the event shares are withheld, the amount withheld may not exceed the minimum required federal, state and FICA withholding amounts. Where shares are transferred to an Optionee prior to the Tax Date, the Optionee shall agree in any such election to surrender that number of shares having an aggregate Fair Market Value on the Tax Date equal to the tax payable by the Optionee under Section 7.3. In addition, any election to have shares withheld pursuant to this Section 7.4 will be irrevocable by the Optionee and will in any event be subject to the disapproval of the Committee.

        8.    Adjustments of Option Stock.    In case the shares issuable upon exercise of any Option granted under the Plan at any time outstanding shall be subdivided into a greater or combined into a lesser number of shares (whether with or without par value), the number of shares purchasable upon exercise of such Option immediately prior thereto shall be adjusted so that the Optionee shall be entitled to receive a number of shares which he or she would have owned or have been entitled to receive after the happening of such event had such Option been exercised immediately prior to the happening of such subdivision or combination or any record date with respect thereto. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such subdivision or combination retroactive to the record date, if any, for such subdivision or combination. The Option price (as such amount may have theretofore been adjusted pursuant to the provisions hereof) shall be adjusted by multiplying the Option price immediately prior to the adjustment of the number of shares purchasable under the Option by a fraction, of which the numerator shall be the number of shares purchasable upon the exercise of the Option immediately prior to such adjustment, and of which the denominator shall be the number of shares so purchasable immediately thereafter. Substituted shares of stock shall be deemed shares under Section 3 of the Plan.

        9.    Assignments.    Any Option granted under this Plan shall be exercisable only by the Optionee to whom granted during his or her lifetime and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.    Notwithstanding the foregoing, the Board or the Committee may, in its discretion, determine that an Option may be exercised by a person other than the Optionee and that an Option may be transferable based on the tax and federal securities law considerations then in effect for such Options.

        10.    Severance; Death; Disability.    An Option shall terminate, and no rights thereunder may be exercised, if the person to whom it is granted ceases to be employed by Dakota Growers or by a Subsidiary except that:

          10.1.  If the employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may at any time within not more than three months after termination of his or her employment, exercise his or her Incentive Stock Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment. If the employment of the Optionee is terminated by any reason other than his or her death or disability, the Optionee may at any time within 90 days after termination of his or her employment, exercise his or her Non-Qualified Stock Option rights, but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment. Provided, however, that if the employment is terminated by deliberate, willful or gross misconduct as determined by the Committee or for cause as defined under the employee's employment agreement with Dakota Growers as determined by the committee, all rights under any Option shall terminate and expire upon such termination.

          10.2.  If the Optionee dies while in the employ of Dakota Growers or a Subsidiary, or within not more than three months after termination of his or her employment, the Optionee's rights under the Option may be exercised at any time within one year following such death by his or her personal representative or by the person or persons to whom such rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent they were exercisable by the Optionee on the date of death.

          10.3.  If the employment of the Optionee is terminated because of disability, the Optionee, or his or her legal representative, may at any time within not more than one year after termination of his or her employment, exercise his or her Option rights but only to the extent they were exercisable by the Optionee on the date of termination of his or her employment.

          10.4.  Notwithstanding anything contained in Sections 10.1, 10.2 and 10.3 to the contrary, no Option rights shall be exercisable by anyone after the expiration of the term of the Option. Further, notwithstanding anything contained in Sections 10.1, 10.2 and 10.3 to the contrary, in the event of termination of employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the Option will thereafter be treated as a Non-Qualified Stock Option.

          10.5.  Transfers of employment between Dakota Growers and a Subsidiary, or between Subsidiaries, will not constitute termination of employment for purposes of any Option granted under this Plan. The Committee may specify in the terms and conditions of an Option whether any authorized leave of absence or absence for military or government service or for any other reasons will constitute a termination of employment for purposes of the Option and the Plan.

          10.6.  If the Optionee is a Vendor or Consultant of Dakota Growers or a Subsidiary and such relationship shall terminate for any reason whatsoever, the Vendor or Consultant may exercise his, her, or its Option rights, but only to the extent that they were exercisable by the Vendor or Consultant as of the date of termination of the relationship.

        11.    Rights of Participants.    Neither the participant nor the personal representatives, heirs, or legatees of such participant shall be or have any of the rights or privileges of a shareholder of Dakota Growers in respect of any of the shares issuable upon the exercise of an Option granted under this Plan unless and until certificates representing such shares shall have been issued and delivered to the participant or to such personal representatives, heirs or legatees.

        12.    Securities Registration.    If any law or regulation of the Securities and Exchange Commission or of any other body having jurisdiction shall require Dakota Growers or the participant to take any action in connection with the exercise of an Option, then notwithstanding any contrary provision of an Option agreement or this Plan, the date for exercise of such Option and the delivery of the shares purchased thereunder shall be deferred until the completion of the necessary action. In the event that Dakota Growers shall deem it necessary, Dakota Growers may condition the grant or exercise of an Option granted under this Plan upon the receipt of a satisfactory certificate that the Optionee is acquiring the Option or the shares obtained by exercise of the Option for investment purposes and not with the view or intent to resell or otherwise distribute such Option or shares. In such event, the stock certificate evidencing such shares shall bear a legend referring to applicable laws restricting transfer of such shares. In the event that Dakota Growers shall deem it necessary to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any shares with respect to which an Option shall have been granted or exercised, then the participant shall cooperate with Dakota Growers and take such action as is necessary to permit registration or qualification of such Options or shares.

        13.    Duration and Amendment.

          13.1.  There is no express limitation upon the duration of the Plan, except for the requirement of the Code that all Incentive Stock Options must be granted within ten years from the date the Plan is approved by the shareholders.

          13.2.  The Board may terminate or may amend the Plan at any time, provided, however, that the Board may not, without approval of the shareholders of Dakota Growers by a majority of the voting power of shares issued and outstanding, (i) increase the maximum number of shares as to which options may be granted under the Plan, (ii) permit the granting of Incentive Stock Options at less than 100% of Fair Market Value at time of grant, or (iii) permit any change which results in any repricing of any award or option heretofore granted hereunder.

        14.    Approval of Shareholders.    This Plan expressly is subject to approval of holders of a majority of the outstanding shares of Common Stock of Dakota Growers, and if it is not so approved on or before one year after the date of adoption of this Plan by the Board, the Plan shall not come into effect, and any Options granted pursuant to this Plan shall be deemed canceled.

        15.    Conditions of Employment.    The granting of an Option to a participant under this Plan who is an employee shall impose no obligation on Dakota Growers to continue the employment of any participant and shall not lessen or affect the right of Dakota Growers to terminate the employment of the participant.

        16.    Other Options.    Nothing in the Plan will be construed to limit the authority of Dakota Growers to exercise its corporate rights and powers, including, by way of illustration and not by way of limitation, the right to grant options for proper corporate purposes otherwise than under the Plan to any employee or any other person, firm, corporation, association, or other entity, or to grant Options to, or assume Options of, any person for the acquisition by purchase, lease, merger, consolidation, or otherwise, of all or any part of the business and assets of any person, firm, corporation, association, or other entity.

Adopted by Board of Directors:	November 21, 2002
To Be Approved by Shareholders:	January 11, 2003

COMPANY # CONTROL #

There are two ways to vote your Proxy:

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

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Use any touch tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:00 a.m. Central Standard Time on January 9, 2003. (Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.)

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You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number, which are located above.

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Follow the simple voice instructions.

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dakota Growers Pasta Company, Inc., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873. Your proxy card must be received prior to the Annual Meeting.

IF YOU VOTE BY PHONE, PLEASE DO NOT MAIL YOUR PROXY CARD

Note: Because stockholders have the right to vote cumulatively in the election of directors, as described in the "Election of Directors" section of the Proxy Statement, you have the right to vote your shares of Common Stock in a manner that distributes those cumulative votes unequally among the nominees. IF YOU WISH TO EXERCISE THIS RIGHT, YOU MUST PROVIDE US WITH WRITTEN INSTRUCTIONS ON THE PROXY CARD BELOW; YOU MAY NOT EXERCISE THIS RIGHT BY VOTING BY TELEPHONE.

\*/ Please detach here \*/

The Board of Directors Recommends a Vote FOR Items 1, 2, and 3.

1.	Election of directors:	01 John S. Dalrymple III 02 James F. Linkall	03 John D. Rice, Jr.	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee from whom your vote is to be withheld in the space provided below. Withholding authority to vote for any indicated nominee has the effect of cumulating your votes for those directors for whom authority to vote has not been withheld. Cumulative voting is described in the section of the Proxy Statement regarding "Election of Directors".) Nominees from whom vote is withheld:
2.	Approval of 2003 Stock Option Plan			☐ For ☐ Against ☐ Abstain
3.	Approval of appointment of Eide Bailly LLP as independent auditors.			☐ For ☐ Against ☐ Abstain
4.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE ANNUAL MEETING.

The shares represented by this proxy will be voted on proposals 1, 2 and 3 in accordance with the specifications made. If there is no specification, this proxy will be voted "FOR" the election of all nominees for Director (cumulatively for some if the above proxies shall so determine in their sole discretion) and "FOR" proposals 2 and 3.
Address Change? Mark Box ☐ Indicate changes below:				Date

Signature(s) in Box
Please sign name(s) exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

DAKOTA GROWERS PASTA COMPANY, INC.
Annual Meeting of Stockholders
Saturday, January 11, 2003
1:00 P.M.

Auditorium
University of North Dakota — Lake Region
1801 College Drive North
Devils Lake, North Dakota

Dakota Growers Pasta Company, Inc. One Pasta Avenue Carrington, North Dakota 58421	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on Saturday, January 11, 2003.

The shares of Common Stock you hold will be voted as you specify on the reverse side of this proxy. If no choice is specified, the proxy will be voted "FOR" items 1, 2 and 3. Important information regarding items 1, 2 and 3 is set forth in the Company's proxy statement which accompanies this proxy. We encourage you to read the proxy statement.

By signing this proxy, you revoke all prior proxies and appoint John S. Dalrymple, III, Timothy J. Dodd and Thomas P. Friezen, and each of them, as proxies with full power of substitution, to vote (and with respect to the election of directors, to vote cumulatively in their discretion) your shares of Common Stock of Dakota Growers Pasta Company, Inc. on the matters shown on the reverse side and any other matters which may come before the Annual Meeting to be held on January 11, 2003 and all adjournments of such meeting.

    See reverse for voting instructions.

QuickLinks

DAKOTA GROWERS PASTA COMPANY, INC. NOTICE OF ANNUAL MEETING OF STOCKHOLDERS January 11, 2003
DAKOTA GROWERS PASTA COMPANY, INC. PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS To Be Held January 11, 2003
  PROPOSAL 1 . ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
  PROPOSAL 2 . APPROVAL OF THE DAKOTA GROWERS PASTA COMPANY, INC. 2003 STOCK OPTION PLAN
EXECUTIVE OFFICERS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
Summary Compensation Table
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
OTHER INFORMATION
APPENDIX A DAKOTA GROWERS PASTA COMPANY, INC. AUDIT COMMITTEE CHARTER
APPENDIX B DAKOTA GROWERS PASTA COMPANY, INC. COMPENSATION COMMITTEE CHARTER
APPENDIX C DAKOTA GROWERS PASTA COMPANY, INC. NOMINATION COMMITTEE CHARTER
APPENDIX D DAKOTA GROWERS PASTA COMPANY, INC. POLICY COMMITTEE CHARTER
APPENDIX E DAKOTA GROWERS PASTA COMPANY, INC. 2003 STOCK OPTION PLAN
TABLE OF CONTENTS
DAKOTA GROWERS PASTA COMPANY, INC. 2003 STOCK OPTION PLAN